Accelerating the path to scale and commercialization of globally sought-after synthetic biology strains LanzaX Nasdaq: LNZA Dedicated Strain Innovation +

This presentation includes forward-looking statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of LanzaTech. These statements are based on the beliefs, assumptions, projections and conclusions of LanzaTech’s management. Forward-looking statements are inherently subject to risks, uncertainties and assumptions, many of which are outside LanzaTech’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. LanzaTech cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are not guarantees of future performance, conditions or results, and you should not rely on forward-looking statements. Generally, statements that are not historical facts, including those concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to scale and develop the LanzaX business to the maturity and levels of efficiency required to realize returns, or to receive the required government and regulatory approvals for the marketing and sale of LanzaX; timing delays in the advancement of projects to the final investment decision stage or into construction; failure by customers to adopt new technologies and platforms; fluctuations in the availability and cost of waste feedstocks and other process inputs; the availability and continuation of government funding and support; broader economic conditions, including inflation, interest rates, supply chain disruptions, employment conditions, and competitive pressures; unforeseen technical, regulatory, or commercial challenges in scaling proprietary technologies, business functions or operational disruptions; and other economic, business, or competitive factors, and other risks and uncertainties, including the risk factors and other information contained in LanzaTech’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, as well as other existing and future filings with the U.S. Securities and Exchange Commission. Any forward-looking statement herein is based only on information currently available to LanzaTech and speaks only as of the date on which it is made. LanzaTech undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation may include data obtained from third-party studies that the company has not independently verified. Forward-looking information obtained from these sources is subject to the same qualification and the additional uncertainties regarding the other forward- looking statements in this presentation. The use or display of third parties’ trademarks, service marks, trade name or products in this presentation, if any, is not intended to, and does not imply, a relationship with us, or an endorsement or sponsorship by or of LanzaTech. The trademarks, service marks and trade names referred to in this presentation may or may not appear with the TM or SM symbols, but such references or the absence of such references are not intended to indicate, in any way, that LanzaTech or any third party will not assert, to the fullest extent permitted under applicable law, their rights in respect thereof. DISCLAIMER

3 and other shareholders 50 % Tharsis Capital and other shareholders to contribute cash sufficient for the joint venture to reach profitability; Tharsis Capital brings deep experience in chemicals and sustainable technology sectors and will be a valued collaborative partner LanzaTech contributes license to synthetic biology and strain engineering (synbio) related intellectual property (IP), staff, and capabilities and a roster of joint development agreements and contract research projects LanzaX Joint Venture 50 % LanzaX LanzaTech intends to spin out its synthetic biology and strain engineering platform into a growth-oriented joint venture to access capital needed to accelerate its existing development pipeline of projects, including acetone, isopropanol, and high-value specialty products A Commercial Launchpad for Sustainable Chemical Production

# LanzaX Symbiotic Relationship with LanzaTech

LanzaX is designed to take the reins on existing and future research and development projects, enabling LanzaTech to focus on high-impact commercial growth priorities of its core biorefining platform, including increasing opportunities in sustainable aviation fuel production (SAF)

LanzaTech to contribute existing contracts with global firms, leading brands, government agencies, and universities, along with over 100 demonstrated molecules

LanzaX to leverage proven commercial expertise of LanzaTech in scaling ethanol production to scale new molecules quickly

**LanzaX**

Joint Venture

*Strain Innovation by LanzaX to Drive LanzaTech's Gas Fermentation Capabilities to New Heights*

**LanzaTech**

LanzaX to specialize in the design, development, optimization, and validation of gas fermentation strains

Focused expertise in strain innovation designed to expand LanzaTech's gas fermentation capabilities and industry sector reach

Ability to leverage LanzaTech's existing bioreactors to accelerate path to commercialization

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# LanzaX Compelling Total Addressable Market Spanning Multiple Verticals

LanzaX has the potential to be a transformational biomanufacturing platform that leverages dedicated capital and a team with deep expertise to fast track the development of an existing portfolio of near-commercial molecules in biochemicals, biomaterials, and a broad range of chemical specialties, that access numerous sizable industries looking for the types of strain innovation LanzaX offers


$5,000/MT
$500/MT
Product Value
Fragrances
Specialty Chemicals
Solvents
Rubber
Packaging
Market Size
$200M
$50B

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# LanzaX Revenue Model – Driving Profitable Growth


CUSTOMERS
Global brands, Government Agencies, and Universities
Off-take with minimal capital outlay:
Leveraging existing LanzaTech expertise and infrastructure
Accelerated Project Development:
Leverage existing flexible microbe strains to tailor to specific customer needs
Value proposition:
Provide specialized research and microbe off-takes
$
JDA* and Contract Research
$
Microbe Product Sales
Off-Take
LanzaX
Delivers Research and New Microbes
Unique Strain Innovation
Commercial Production
LanzaTech
Revenue Streams
✓ Project revenue
✓ Product sales
✓ Licensing revenue
✓ Profit-sharing in facility results
✓ Operating and managing facilities
Value proposition:
Value creation from product sales while reducing emissions
CUSTOMERS
Industrial partners, heavy industry
$
Biorefining facilities that license LanzaTech biorefining technology

LanzaX creates value for LanzaTech via:

| | |
|---|---|
| **Product sale revenue:** *Through increasingly higher-value products* | **Driving product demand:** *Through product diversification* |

*JDA- Joint Development Agreements

# LanzaX Competitive Edge

## Uniquely Positioned Over Competitors

Most advanced synthetic biology platform for C1 microbes and partnership with LanzaTech provides powerful path to scale

| Capabilities: | Service Model | Organism Portfolio | Biofoundry | Gas Handling | Scale Up |
|---|---|---|---|---|---|
| **LanzaX** | Yes | C1 Microbes | Yes | Yes | Proven path to commercial scale through LanzaTech |
| Organism Companies, e.g. GINKGO BIOWORKS, INSCRIPTA, ASIMOV, Bota | Yes | Sugar Microbes Fungi | Yes | No | No dedicated internal scale-up |
| Biomanufacturing Companies, e.g. geno, amyris, DSM, Cargill | No | Sugar Microbes Fungi | Yes | No | Yes |
| Gas Fermentation Companies, e.g. MANGO MATERIALS, Jupeng Bio, again, air protein | No | C1 Microbes | No | Yes | No |

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8 CapabilitiesLanzaX ✓ Leading synthetic biology platform for C1 microbes ✓ State-of-the art strain modeling, AI, and synthetic biology capabilities across full design-build-test-learn cycle ✓ Building on 15+ years of genetic tool development and optimization of continuous, gas fermentation organisms ✓ World-first biofoundry for automated strain engineering of gas fermentation organisms ✓ Comprehensive gas fermentation knowledge base

# LanzaX Team

- LanzaTech to transfer over 30 talented and experienced employees to LanzaX:
  → Aggregate years of experience: 250+
  → Number of doctorates: 10+ PhD (Molecular Biology, Microbiology, Biotechnology, Bioengineering, Chemical Engineering, Computational Biology)
  → Number of publications: 200+
  → Number of patents: 600+


CEO
Search to commence for new CEO of LanzaX
Science & Innovation Advisors
Support Functions
Strain Design & Modeling
Strain Validation & Fermentation
Commercialization & Business Development

Projected annual cost reduction of ~$8 million to LanzaTech, primarily driven by employee transfer to LanzaX

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Investor contact: Kate Walsh VP Investor Relations Kate.Walsh@lanzatech.com